UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 28, 2024

EASTERN BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street Boston, MA	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 327-8376

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 28, 2024, Eastern Bankshares, Inc. (the “Company” or “Eastern”) held a special meeting of shareholders (the “Special Meeting”) to consider proposals related to the Company’s prospective acquisition of and merger (the “Merger”) with Cambridge Bancorp (“Cambridge”) pursuant to an Agreement and Plan of Merger by and among the Company, Citadel MS 2023, Inc., Eastern Bank, Cambridge, and Cambridge Trust Company, dated September 19, 2023.

At the Special Meeting, the Company’s shareholders (i) authorized the issuance of shares of Company common stock to Cambridge shareholders in connection with the Merger (the “Eastern Share Issuance Proposal”) and (ii) authorized the postponement or adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies in favor of the Eastern Share Issuance Proposal or to ensure that supplemental or amended joint proxy/prospectus materials are timely provided to Company shareholders (the “Eastern Adjournment Proposal”). No adjournment was necessary in light of the approval of the Eastern Share Issuance Proposal.

The proposals are described in detail in the Joint Proxy Statement/Prospectus, which was filed with the U.S. Securities and Exchange Commission on January 16, 2024. The voting results for each proposal are set forth below. There were no recorded broker non-votes.

Proposal 1: Eastern Share Issuance Proposal

At the Special Meeting, shareholders authorized the issuance of shares of Company common stock to Cambridge shareholders by the vote set forth below:

Votes For	Votes Against	Abstentions
121,423,622	17,842,916	236,674

Proposal 2: Eastern Adjournment Proposal

At the Special Meeting, shareholders authorized the postponement or adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies or to provide amended or supplemental materials, by the vote set forth below:

Votes For	Votes Against	Abstentions
120,432,353	18,885,880	184,979

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: February 28, 2024	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer